UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  September 19, 2010

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 19, 2010, at the European Respiratory Society Annual Congress in Barcelona, Spain, GlaxoSmithKline (GSK) presented six posters on the components of RELOVAIR™, fluticasone furoate (FF), the inhaled corticosteroid (ICS), and vilanterol trifenatate (VI), the long-acting beta2 agonist (LABA). These posters contained information from a Phase 2 study of FF, and Phase 2b studies with the individual components, FF and VI.  RELOVAIR™ is a once-daily combination medicine of FF and VI under development for the treatment of patients with chronic obstructive pulmonary disease (COPD) or asthma under the LABA collaboration between GSK and Theravance, Inc.  The six posters are attached hereto as Exhibits 99.1 to 99.6 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit	Description
Exhibit 99.1	Fluticasone furoate (FF), a novel inhaled corticosteroid (ICS), demonstrates once-daily efficacy in asthma when dosed in the evening

Exhibit 99.2	Fluticasone furoate (FF) a once-daily inhaled corticosteroid (ICS), demonstrates dose-response efficacy in patients symptomatic on non-steroidal asthma therapy

Exhibit 99.3	Fluticasone furoate (FF), an inhaled corticosteroid (ICS), is efficacious in asthma patients symptomatic on low doses of ICS therapy

Exhibit 99.4	Fluticasone furoate (FF), an inhaled corticosteroid (ICS), demonstrates efficacy in asthma patients symptomatic on moderate doses of ICS therapy

Exhibit 99.5	Safety of vilanterol trifenatate (VI) in a chronic obstructive pulmonary disease (COPD) dose-ranging study

Exhibit 99.6	Dose-related efficacy of vilanterol trifenatate (VI) in chronic obstructive pulmonary disease (COPD)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: September 20, 2010	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Fluticasone furoate (FF), a novel inhaled corticosteroid (ICS), demonstrates once-daily efficacy in asthma when dosed in the evening

Exhibit 99.2	Fluticasone furoate (FF) a once-daily inhaled corticosteroid (ICS), demonstrates dose-response efficacy in patients symptomatic on non-steroidal asthma therapy

Exhibit 99.3	Fluticasone furoate (FF), an inhaled corticosteroid (ICS), is efficacious in asthma patients symptomatic on low doses of ICS therapy

Exhibit 99.4	Fluticasone furoate (FF), an inhaled corticosteroid (ICS), demonstrates efficacy in asthma patients symptomatic on moderate doses of ICS therapy

Exhibit 99.5	Safety of vilanterol trifenatate (VI) in a chronic obstructive pulmonary disease (COPD) dose-ranging study

Exhibit 99.6	Dose-related efficacy of vilanterol trifenatate (VI) in chronic obstructive pulmonary disease (COPD)